Exhibit 99.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into on March 21, 2018, to be effective as of March 1, 2018, among ASHFORD HOSPITALITY HOLDINGS LLC, a Delaware limited liability company (“Borrower”), ASHFORD INC., a Maryland corporation (“Parent”), each lender party hereto (collectively, “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (“Administrative Agent”).

R E C I T A L S

1.                                      Borrower, Parent, Administrative Agent, and Lenders are parties to that certain Credit Agreement (as modified, amended, renewed, extended, and/or restated, the “Credit Agreement”) dated as of March 1, 2018.

2.                                      The parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                                      Terms and References. Unless otherwise stated in this Amendment (a) terms defined in the Credit Agreement have the same meanings when used in this Amendment, and (b) references to “Sections” are to the Credit Agreement’s sections.

2.                                      Amendments to the Credit Agreement.

(a)                                 Section 1.1 of the Credit Agreement is hereby amended to delete therefrom the definition of “Consolidated Tangible Net Worth” in its entirety and replace such definition with the following:

“Consolidated Net Worth” means, as of any date of determination, for the Consolidated Parties on a consolidated basis, Shareholders’ Equity on that date; provided, however, that there shall be excluded from the calculation of “Consolidated Net Worth” (i) any effects resulting from the application of FASB ASC No. 715: Compensation — Retirement Benefits, including any change in value from time to time of any deferred compensation plans, (ii) the effects of any offsetting liability to contingent consideration obligations arising out of an acquisition and (iii) the effects of any Indebtedness owed by any Consolidated Party to another Consolidated Party (including the Inter-Company Debt) to the extent not otherwise eliminated in the consolidated financial statements of the Consolidated Parties. Consolidated Net Worth shall be adjusted to remove any impact from straight line rent leveling adjustments required under GAAP and amortization of intangibles pursuant to Statement of Financial Accounting Standards number 141.

(b)                                 Section 7.11(a) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(a)                                 Consolidated Net Worth. Permit Consolidated Net Worth, at any time, to be less than the sum of (i) $23,217,750, and (ii) an amount equal to seventy five percent (75%) of the net equity proceeds received by the Parent after September 30, 2017 by reason of the issuance and sale of Equity Interests in the Parent.

First Amendment to Credit Agreement

(c)                                  Schedule 1 to Exhibit C of the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 1 attached hereto.

3.                                      Amendments to other Loan Documents.

(a)                                 All references in the Loan Documents to the Credit Agreement shall henceforth include references to the Credit Agreement, as modified and amended hereby, and as may, from time to time, be further amended, modified, extended, renewed, and/or increased.

(b)                                 Any and all of the terms and provisions of the Loan Documents are hereby amended and modified wherever necessary, even though not specifically addressed herein, so as to conform to the amendments and modifications set forth herein.

4.                                      Conditions Precedent. This Amendment shall not be effective unless and until: (a) Administrative Agent receives this Amendment executed by Borrower, Parent, Administrative Agent, and Lenders, (b) Administrative Agent receives from Borrower, the fees and expenses of counsel for Administrative Agent incurred in connection with this Amendment, and (c) the representations and warranties in the Credit Agreement, as amended by this Amendment, and each other Loan Document are true and correct in all material respects on and as of the date of this Amendment as though made as of the date of this Amendment except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement.

5.                                      Ratifications. Each of Borrower and Parent (a) ratifies and confirms all provisions of the Loan Documents as amended by this Amendment, (b) ratifies and confirms that all guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent for the benefit of Lenders under the Loan Documents are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of the present and future obligations of Borrower, Parent and each Guarantor under the Credit Agreement and the Loan Documents, and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may request in order to create, perfect, preserve, and protect those guaranties, assurances, and Liens.

6.                                      Representations.   Each of Borrower and Parent represents and warrants to Administrative Agent and Lenders that as of the date of this Amendment: (a) this Amendment has been duly authorized, executed, and delivered by Borrower, Parent, and each Guarantor; (b) no action of, or filing with, any governmental authority is required to authorize, or is otherwise required in connection with, the execution, delivery, and performance by Borrowers, Parent, or Guarantors of this Amendment; (c) the Loan Documents, as amended by this Amendment, are valid and binding upon Borrower, Parent, and Guarantors and are enforceable against Borrower, Parent, and Guarantors in accordance with their respective terms, except as limited by Debtor Relief Laws; (d) the execution, delivery, and performance by Borrower, Parent, and Guarantors of this Amendment does not require the consent of any other Person and do not and will not constitute a violation of any laws, agreements, or understandings to which Borrower, Parent, or any Guarantor is a party or by which Borrower, Parent, or any Guarantor is bound; (e) all representations and warranties in the Loan Documents are true and correct in all material respects except (i) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; and (f) no Default exists.

2

7.                                      Continued Effect. Except to the extent amended hereby, all terms, provisions and conditions of the Credit Agreement and the other Loan Documents, and all documents executed in connection therewith, shall continue in full force and effect and shall remain enforceable and binding in accordance with their respective terms.

8.                                      Miscellaneous. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment shall be subject to the provisions regarding choice of law, submission to jurisdiction, waiver of venue, service of process, and waiver of jury trial set forth in Section 11.14 and 11.15 of the Credit Agreement, and such provisions are incorporated herein by this reference, mutatis mutandis, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it nevertheless remain enforceable, and (e) this Amendment may be executed in any number of counterparts (originals or facsimile copies followed by original executed counterparts within two (2) Business Days, but the failure to deliver original executed counterparts shall not affect the validity, enforceability, and binding effect of this Amendment) with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

9.                                      ENTIRETIES. THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES ABOUT THE SUBJECT MATTER OF THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

10.                               Parties. This Amendment binds and inures to Borrower, Parent, Administrative Agent, each Lender, and their respective successors and permitted assigns.

[Remainder of Page Intentionally Left Blank; Signature Pages to Follow]

3

EXECUTED as of the date first stated above.

BORROWER:

ASHFORD HOSPITALITY HOLDINGS LLC, a Delaware limited liability company

By:	Ashford Inc., its manager

By:	/s/ David A. Brooks
David A. Brooks
General Counsel

PARENT:

ASHFORD INC., a Maryland corporation

By:	/s/ David A. Brooks
David A. Brooks
General Counsel

Signature Page to First Amendment to Credit Agreement

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Suzanne E. Pickett
Suzanne E. Pickett
Vice President

Signature Page to First Amendment to Credit Agreement

LENDER:

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Suzanne E. Pickett
Suzanne E. Pickett
Vice President

Signature Page to First Amendment to Credit Agreement

To induce the Administrative Agent and Lenders to enter into this Amendment, the undersigned (a) consents and agrees to the Amendment’s execution and delivery, (b) ratifies and confirms that all guaranties, assurances, and liens granted, conveyed, or assigned to Administrative Agent and Lenders under the Loan Documents are not released, diminished, impaired, reduced, or otherwise adversely affected by the Amendment and continue to guarantee, assure, and secure the full payment and performance of all present and future Obligations, (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional guaranties, assignments, security agreements, deeds of trust, mortgages, and other agreements, documents, instruments, and certificates as Administrative Agent may reasonably deem necessary or appropriate in order to create, perfect, preserve, and protect those guaranties, assurances, and liens, and (d) waives notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and its successors and permitted assigns and inures to the Administrative Agent and Lenders and their respective successors and permitted assigns.

GUARANTORS:

ASHFORD ADVISORS, INC., a Delaware corporation

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer, General Counsel, and Secretary

ASHFORD HOSPITALITY ADVISORS LLC, a Delaware limited liability company

By:	/s/ David A. Brooks
David A. Brooks
Vice President and Secretary

ASHFORD LENDING CORPORATION, a Delaware corporation

By:	/s/ Deric S. Eubanks
Deric S. Eubanks
President and Secretary

LISMORE CAPITAL LLC, a Delaware limited liability company

By:	/s/ David A. Brooks
David A. Brooks
Chief Operating Officer and Secretary

Signature Page to First Amendment to Credit Agreement

AINC KALIBRI HOLDCO LLC, a Delaware limited liability company

By:	/s/ David A. Brooks
David A. Brooks
Vice President and Secretary

Signature Page to First Amendment to Credit Agreement

For the Quarter/Year ended , (“Statement Date”)

SCHEDULE 1
to the Compliance Certificate
($ in 000’s)

I.	Section 7.11(a) — Consolidated Net Worth.

	A.	Actual Consolidated Net Worth at Statement Date:

		1.	Shareholders’ Equity:	$

2.

Reversal of (i) any effects of the application of FASB ASC No. 715: Compensation—Retirement Benefits, including any change in value from time to time of any deferred compensation plans, (ii) any effects of any offsetting liability to contingent consideration obligations arising out of an acquisition and (iii) the effects of any Indebtedness effects of any Indebtedness owed by any Consolidated Party to another Consolidated Party (including the Inter-Company Debt) to the extent not otherwise eliminated in the consolidated financial statements of the Consolidated Parties

$

		3.	Reversal of impact from (i) straight line rent leveling adjustments required under GAAP and (ii) amortization of intangibles pursuant to FASB Statement No. 141	$

		4.	Consolidated Net Worth (Line I.A1 plus or minus, as applicable, Line I.A.2, plus or minus, as applicable, Line I.A.3):	$

	B.	$23,217,750

	C.	75% of net equity proceeds received by the Parent after September 30, 2017 from issuance and sale of Equity Interests of the Parent:		$

	D.	Minimum required Consolidated Net Worth (Lines I.B plus I.C):		$

	E.	[Excess][Deficiency] for covenant compliance (Line I.A.4 minus I.D):		$

II.	Section 7.11 (b) — Advisory Leverage Ratio.

	A.	Consolidated Funded Indebtedness that is recourse to Parent or any other Loan Party at Statement Date:		$

	B.	Unrestricted Cash held by Parent or any other Loan Party:		$

	C.	Advisory EBITDA for the four (4) fiscal quarters ending on the Statement Date (the “Calculation Period”):		$

Schedule 1 to First Amendment to Credit Agreement

	D.	Advisory Leverage Ratio ((Line II.A minus Line II.B) divided by Line II.C):	to 1

		Maximum permitted Advisory Leverage Ratio at any time during any period of four fiscal quarters of the Borrower:	2.75 to 1.0

III.	Section 7.11(c) - Interest Coverage Ratio.

	A.	Advisory EBITDA for Calculation Period:	$

	B.	Consolidated Interest Charges attributable to Consolidated Funded Indebtedness that is recourse to Parent or any other Loan Party for Calculation Period:	$

	C.	Consolidated Interest Coverage Ratio (Line III.A divided by Line III.B):	to 1

		Minimum required Consolidated Interest Coverage Ratio as of the end of any fiscal quarter of the Borrower:	5.00 to 1.0

IV.	Section 7.11 (d) — Consolidated Leverage Ratio.

	A.	Consolidated Funded Indebtedness at Statement Date:	$

	B.	Consolidated EBITDA for the Calculation Period:	$

	C.	Consolidated Leverage Ratio (Line IV.A divided by Line IV.B):	to 1

		Maximum permitted Consolidated Leverage Ratio at any time during any period of four fiscal quarters of the Borrower:	4.5 to 1.0